UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH INCOME FUND II INC.

FORM N-Q

JANUARY 31, 2014

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 121.8%
CONSUMER DISCRETIONARY - 23.1%
Auto Components - 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	380,000	EUR	$587,460	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,861,936	(a)

Total Auto Components					3,449,396

Automobiles - 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,482,000		2,795,353
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,150,050	(a)

Total Automobiles					3,945,403

Diversified Consumer Services - 0.7%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	337,000	GBP	579,627	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	500,000	GBP	859,348
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,220,625
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,810,000		1,891,450	(a)

Total Diversified Consumer Services					5,551,050

Hotels, Restaurants & Leisure - 6.5%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,730,000		1,682,425	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,824,397		2,727,670	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,598,625
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	2,370,000		2,577,375
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	840,000		760,200	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		2,932,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	4,500,000		4,266,562
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		3,114,400
CCM Merger Inc., Senior Notes	9.125%	5/1/19	3,360,000		3,561,600	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,644,500	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	975,000		2,438	(a)(e)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,724,000	GBP	3,039,552	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000		3,320,550	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,530,000		1,629,450	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	6,978,000		7,623,465	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	700,000		702,275
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,640,000		1,799,900	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	3,340,000		3,481,950	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	656,000		718,320	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	3,770,000		4,184,700

Total Hotels, Restaurants & Leisure					52,368,457

Household Durables - 1.2%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	1,820,000		1,838,200
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	2,590,000		2,722,737

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables - 1.2% (continued)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,980,000		$3,233,300
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,950,000		1,959,750	(a)

Total Household Durables					9,753,987

Media - 8.6%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000		1,138,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,517,125
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	200,000	EUR	285,924	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	300,000	EUR	427,956	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,960,000		2,023,700
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000		924,750
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	260,000		274,300
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,725,000
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	230,000		251,850
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,075,906
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,270,000		2,428,900
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	780,000		832,650	(a)
Gray Television Inc., Senior Notes	7.500%	10/1/20	1,830,000		1,962,675
MDC Partners Inc., Senior Notes	6.750%	4/1/20	800,000		848,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	7,326,810	(a)(f)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,775,200		1,988,224	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		4,548,320	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	420,000	EUR	630,180	(a)(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	2,500,000		3,008,990
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,336,000		1,581,540
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	1,258,000	EUR	1,836,639	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	4,450,000		4,906,125	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,917,950	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	400,000		442,000	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	5,060,000	EUR	7,012,091	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,350,388	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	6,501,817	(a)(f)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,420,000		5,555,500	(a)

Total Media					69,324,110

Multiline Retail - 1.1%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	2,890,000		2,814,137
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	660,000		656,700
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	4,940,000		5,211,700	(a)(b)

Total Multiline Retail					8,682,537

Specialty Retail - 3.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000		2,504,800
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	360,000	EUR	470,966	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,680,156	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,318,354	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		741,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,063,300
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000		1,672,050	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	530,000		543,250	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	4,165,000		4,274,331	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail - 3.2% (continued)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	4,860,000		$5,200,200	(a)

Total Specialty Retail					25,468,407

Textiles, Apparel & Luxury Goods - 0.9%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	4,214,349	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	1,210,000		1,240,250	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,329,250	(a)

Total Textiles, Apparel & Luxury Goods					6,783,849

TOTAL CONSUMER DISCRETIONARY					185,327,196

CONSUMER STAPLES - 3.7%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,590,000		1,705,275	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	2,390,000		2,617,050	(a)

Total Beverages					4,322,325

Food & Staples Retailing - 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,220,000		3,264,275	(a)

Food Products - 2.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	3,642,000		3,942,465	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	2,510,000		2,510,000	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	2,090,000		2,001,175	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,890,000		5,281,200	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,690,000		2,737,075	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	1,792,000		1,836,800	(a)

Total Food Products					18,308,715

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000		1,297,650	(a)

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,460,000		2,380,050

TOTAL CONSUMER STAPLES					29,573,015

ENERGY - 17.2%
Energy Equipment & Services - 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000		1,572,900
CGG, Senior Notes	9.500%	5/15/16	723,000		760,957
CGG, Senior Notes	7.750%	5/15/17	1,120,000		1,153,600
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,600,000		1,620,000
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000		1,980,000	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	2,400,000		2,688,000	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,140,000		2,230,950	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	2,540,000		2,600,325	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,720,000		1,840,400	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000		3,078,850
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,500,000		2,581,250	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	210,000		201,617	(a)

Total Energy Equipment & Services					22,308,849

Oil, Gas & Consumable Fuels - 14.4%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	570,000		557,175	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	2,340,000		1,828,125
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,360,000		1,196,800
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	1,010,000		1,063,025

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - 14.4% (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	$2,380,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000	767,625
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,570,000	1,789,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	2,130,000	2,260,462
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,140,000	1,248,300
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,100,000	2,357,250
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000	2,417,550
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,124,712
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	5,048,907	5,149,885	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,681,000
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,062,500
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,100,000	1,045,000	(a)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	285,000	317,242	(g)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	910,000	1,051,050
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	2,428,858	2,514,900	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,530,000	3,696,228	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,920,000	4,086,600
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,860,000	2,977,975	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,720,000	3,026,000
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,909,630	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	4,530,000	4,949,025
MEG Energy Corp., Senior Notes	7.000%	3/31/24	5,020,000	5,120,400	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,483,950	(e)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,740,000	1,831,350	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	2,240,000	2,279,200	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,498,950	(a)(h)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	2,350,000	2,367,625	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	2,120,000	2,157,100	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,780,000	1,837,850
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,075,817	(h)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,820,000	1,644,310
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,140,000	1,251,150
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	810,425	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	5,600,000	5,610,640	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	3,980,000	4,318,300	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	561,138
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	270,000	302,063	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	230,000	252,713	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,593,288	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	229,250	(a)
Samson Investment Co., Senior Notes	10.500%	2/15/20	6,620,000	7,315,100	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	3,960,000	4,108,500	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	920,000	941,850
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000	1,959,325	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,100,000	1,034,000	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	1,370,000	1,465,900	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	1,670,000	1,814,037	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 14.4% (cotinued)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	4,740,000		$3,365,400	(a)

Total Oil, Gas & Consumable Fuels					115,688,240

TOTAL ENERGY					137,997,089

FINANCIALS - 10.7%
Capital Markets - 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		2,585,733

Commercial Banks - 4.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	2,410,000		2,170,205	(g)(i)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000		4,945,226	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,325,000
Credit Agricole SA, Subordinated Notes	8.375%	10/31/19	3,180,000		3,609,300	(a)(g)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000		4,030,466	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,270,000		1,228,725	(g)(i)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	4,400,000		4,304,674	(a)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000		3,763,863	(g)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000		1,691,407
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,507,523
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	650,000		733,363
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,860,000	AUD	5,095,548	(a)(g)

Total Commercial Banks					38,405,300

Consumer Finance - 1.4%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000		6,393,275
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000		2,592,375
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,250,000		1,268,750	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior
Secured Notes	8.500%	9/15/18	1,110,000		1,193,250	(a)

Total Consumer Finance					11,447,650

Diversified Financial Services - 2.5%
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	1,000,000		960,500	(g)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000		859,000
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000		3,956,219
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000		6,170,053
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,549,927
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	2,200,000		2,255,000
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	2,630,000		2,827,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		538,750	(a)(g)

Total Diversified Financial Services					20,116,699

Insurance - 1.1%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000		4,002,170
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000		1,533,375	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	1,750,000		1,890,000	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,273,250	(a)

Total Insurance					8,698,795

Real Estate Management & Development - 0.6%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	4,140,000		4,336,650	(a)

TOTAL FINANCIALS					85,590,827

HEALTH CARE - 8.0%
Health Care Equipment & Supplies - 1.1%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	2,800,000		2,891,000
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,610,000		1,658,300	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Equipment & Supplies - 1.1% (continued)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	4,530,000		$4,235,550

Total Health Care Equipment & Supplies					8,784,850

Health Care Providers & Services - 5.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,248,000		1,510,080
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,540,000		1,586,200	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000		5,060,475
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	8,195,000		8,189,878
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,620,000		2,862,350
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	5,000,000		5,437,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	105,000		119,569
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,129,650	(a)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		1,159,375
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000		3,717,120
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,540,000		2,724,150
Labco SAS, Senior Secured Notes	8.500%	1/15/18	254,000	EUR	365,265	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	3,150,000		1,228,500	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	3,850,000		3,888,500
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,870,000		3,139,062
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,580,000		2,720,288	(a)

Total Health Care Providers & Services					44,837,962

Pharmaceuticals - 1.3%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,793,217	(a)(f)
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	2,500,000		2,493,750	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	2,830,000		2,830,000	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	1,580,000		1,651,100	(a)

Total Pharmaceuticals					10,768,067

TOTAL HEALTH CARE					64,390,879

INDUSTRIALS - 22.2%
Aerospace & Defense - 2.4%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,110,000		4,110,000	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,960,000		2,205,000
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	4,854,000		5,060,295	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	1,490,000		1,605,475
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,160,000		4,472,000
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,778,275

Total Aerospace & Defense					19,231,045

Airlines - 3.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,100,000		1,117,270	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	2,790,000		3,027,150	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,199,827		1,283,815	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	6,119,000		6,122,825	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	5,300		5,380
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,371,795		1,532,981
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	547,200		616,968
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,421,011	(a)(f)
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,299,826		4,719,059
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,430,000		1,494,350

Total Airlines					24,340,809

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Building Products - 1.4%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,230,000		$1,171,575	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,010,000		1,994,925	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,531,200	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,594,880	(a)(h)
Ply Gem Industries Inc., Senior Notes	6.500%	2/1/22	980,000		968,975	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		824,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,755,073	(a)

Total Building Products					10,840,628

Commercial Services & Supplies - 3.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	780,000		804,375	(a)
Harland Clarke Holdings Corp., Senior Notes	9.250%	3/1/21	1,480,000		1,476,300	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,724,675	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	6,080,000		6,505,600
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,804,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	4,686,000		5,154,600	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,186,000		1,304,600	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,241,000		1,209,975	(a)
TMS International Corp., Senior Notes	7.625%	10/15/21	1,180,000		1,262,600	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,018,000		3,410,340
United Rentals North America Inc., Senior
Subordinated Notes	8.375%	9/15/20	1,310,000		1,460,650

Total Commercial Services & Supplies					26,117,715

Construction & Engineering - 1.5%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	1,070,000	EUR	1,515,264	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	2,420,000		2,208,250	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	3,670,000		3,825,975	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	5,170,000		4,478,512	(a)

Total Construction & Engineering					12,028,001

Electrical Equipment - 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,970,000		2,142,375	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,800,000		1,908,000	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	139,085	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	218,337	(a)

Total Electrical Equipment					4,407,797

Industrial Conglomerates - 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,751,450

Machinery - 2.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,200,000		1,269,000	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	5,370,000		5,732,475	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,070,000		1,078,025	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000		2,754,475
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	3,027,000	EUR	4,465,413	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	700,000	EUR	1,055,964	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	458,000	EUR	690,902	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,760,000		1,909,600	(a)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	990,000		1,012,275	(a)

Total Machinery					19,968,129

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Marine - 1.4%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	3,378,425		$3,023,690	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,870,000		1,891,038
Navios Maritime Acquisition Corp./Navios
Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,790,000		2,859,750	(a)
Stena AB, Senior Notes	7.000%	2/1/24	1,480,000		1,513,300	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	2,150,000		2,322,000

Total Marine					11,609,778

Road & Rail - 2.6%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,500,000		2,737,500	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	5,995,996		6,175,876	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	5,530,000		6,062,262	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,680,000		1,692,600	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	3,600,000		3,978,000

Total Road & Rail					20,646,238

Trading Companies & Distributors - 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,150,000		3,433,500

Transportation - 2.5%
CMA CGM, Senior Notes	8.500%	4/15/17	5,990,000		5,930,100	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,490,000		3,743,025	(a)
Neovia Logistics Intermediate Holdings
LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	3,890,000		3,977,525	(a)(b)
Syncreon Group BV/Syncreon Global Finance US
Inc., Senior Notes	8.625%	11/1/21	3,400,000		3,536,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	2,580,000		2,567,100	(a)

Total Transportation					19,753,750

Transportation Infrastructure - 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	3,050,000		3,238,719	(a)

TOTAL INDUSTRIALS					178,367,559

INFORMATION TECHNOLOGY - 2.6%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	650,000	EUR	954,414	(a)

Internet Software & Services - 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	360,000		377,100	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,100,000		2,467,500
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000		2,128,800

Total Internet Software & Services					4,973,400

IT Services - 1.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	2,458,000		2,458,000	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	4,360,000		5,101,200
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	2,410,000		2,488,325	(a)

Total IT Services					10,047,525

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,186,000		1,215,650

Software - 0.5%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,390,000		1,456,025	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Software - 0.5% (continued)
Interface Security Systems Holdings Inc./Interface
Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,430,000		$2,454,300	(a)

Total Software					3,910,325

TOTAL INFORMATION TECHNOLOGY					21,101,314

MATERIALS - 14.6%
Chemicals - 0.2%
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	1,050,134	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	530,000	EUR	818,487	(a)

Total Chemicals					1,868,621

Construction Materials - 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	780,000		846,300	(a)

Containers & Packaging - 3.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,479,075	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,674,006	(a)(f)
Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA Inc., Senior Notes	6.250%	1/31/19	930,000		942,788	(a)
Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,220,000		1,332,850	(a)
Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA Inc., Senior Notes	7.000%	11/15/20	4,940,000		5,026,450	(a)
Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA Inc., Senior Notes	6.750%	1/31/21	2,970,000		2,999,700	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	3,490,000		3,629,600	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,400,000		2,292,000
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000		880,900
Reynolds Group Issuer Inc./Reynolds Group Issuer
LLC/Reynolds Group Issuer (Luxembourg) SA,
Senior Notes	8.500%	5/15/18	1,340,000		1,413,700
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,891,102	(a)

Total Containers & Packaging					28,562,171

Metals & Mining - 9.1%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	811,000		853,577
ArcelorMittal, Senior Notes	5.000%	2/25/17	1,760,000		1,856,800
ArcelorMittal, Senior Notes	6.000%	3/1/21	3,870,000		4,063,500
ArcelorMittal, Senior Notes	6.750%	2/25/22	480,000		520,200
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,530,000		2,378,200	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	230,000		229,068
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	3,420,000		3,461,375
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,780,000		2,856,450	(d)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		977,625	(a)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		180,795	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		735,250	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,472,195	(a)(h)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		356,812	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	582,000		606,037	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,560,000		1,618,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	3,790,000		4,187,950	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,000,000		2,167,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,070,000		2,532,750	(a)(d)
Mirabela Nickel Ltd., Notes	3.500%	3/28/14	558,389		458,929	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,570,000		603,950	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	2,920,000		2,956,500
New World Resources NV, Senior Notes	7.875%	1/15/21	1,450,000	EUR	365,974	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,570,000		1,770,175	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 9.1% (continued)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	4,490,000		$4,624,700	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,391,271
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,960,000		4,291,650
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	1,730,000		1,842,450	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	2,040,000	EUR	2,923,994	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	3,850,000		3,214,750	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000		1,426,750
SunCoke Energy Partners LP/SunCoke Energy
Partners Finance Corp., Senior Notes	7.375%	2/1/20	1,200,000		1,278,000	(a)
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,630,000		2,932,450
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,784,000		2,091,851	(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,396,000		1,430,463
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,786,090	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	760,000		723,900	(a)

Total Metals & Mining					73,168,431

Paper & Forest Products - 1.6%
Appvion Inc., Secured Notes	9.000%	6/1/20	6,800,000		7,012,500	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	710,000		781,000	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	3,440,000		3,302,400	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		1,617,720
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		280,800

Total Paper & Forest Products					12,994,420

TOTAL MATERIALS					117,439,943

TELECOMMUNICATION SERVICES - 12.9%
Diversified Telecommunication Services - 7.7%
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	2,544,000		2,435,880	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	6,600,000		6,534,000
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,657,300	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	810,000		840,375	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	6,670,000		7,270,300
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,250,000		1,198,438	(a)
Intelsat Luxembourg SA, Senior Notes	8.125%	6/1/23	2,070,000		2,248,537	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	750,000		800,625
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	4,090,000		4,591,025
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000		1,291,500	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	940,000		932,950
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	3,640,000		3,803,800
UBS Luxembourg SA for OJSC Vimpel
Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,442,000	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		285,025	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,550,000		3,866,823
Vimpel Communications, Notes	6.493%	2/2/16	375,000		399,375	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,711,125	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	10,028,464		10,429,603	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	5,780,000		5,808,900
Windstream Corp., Senior Notes	6.375%	8/1/23	1,430,000		1,337,050

Total Diversified Telecommunication Services					61,884,631

Wireless Telecommunication Services - 5.2%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,400,000	EUR	1,979,662	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Wireless Telecommunication Services - 5.2% (continued)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	$2,241,250	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,388,800
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,465,000		9,205,687
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000		8,712,000	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	6,930,000		7,415,100	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	2,831,000		3,103,484
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	1,090,000		1,158,125
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	940,000		963,500
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	770,000		811,388
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,321,987	(a)

Total Wireless Telecommunication Services					41,300,983

TOTAL TELECOMMUNICATION SERVICES					103,185,614

UTILITIES - 6.8%
Electric Utilities - 2.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,697,000
FirstEnergy Corp., Notes	7.375%	11/15/31	3,000,000		3,429,225
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,823,282		2,795,049
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,610,000		5,441,700
Midwest Generation LLC, Pass-Through
Certificates	8.560%	1/2/16	3,101,650		3,535,881	(e)

Total Electric Utilities					19,898,855

Gas Utilities - 0.3%
Suburban Propane Partners LP/Suburban Energy
Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,397,250

Independent Power Producers & Energy Traders - 3.9%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000		2,456,025
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	272,000		299,200	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	3,349,000		3,709,018	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	600,000		656,562	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC
Pass-Through Trust, Secured Bonds	7.670%	8/11/16	3,100,000		0	(c)(d)(j)
Energy Future Intermediate Holding Co. LLC/EFIH
Finance Inc., Secured Notes	12.250%	3/1/22	2,040,000		2,374,050	(a)
Energy Future Intermediate Holding Co. LLC/EFIH
Finance Inc., Senior Secured Notes	6.875%	8/15/17	860,000		894,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH
Finance Inc., Senior Secured Notes	10.000%	12/1/20	5,733,000		6,091,312
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,350,000		3,693,375	(a)
Foresight Energy LLC/Foresight Energy Corp.,
Senior Notes	7.875%	8/15/21	3,350,000		3,454,688	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,465,000		4,286,400
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	374,187		387,283
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,098,256		3,206,695

Total Independent Power Producers & Energy Traders					31,509,008

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		868,612	(a)

TOTAL UTILITIES					54,673,725

TOTAL CORPORATE BONDS & NOTES (Cost - $932,600,160)					977,647,161

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
Countrywide Home Loan Mortgage Pass-Through
Trust, 2004-HYB5 7A1 (Cost - $829,248)	2.355%	4/20/35	1,287,117		1,133,331	(g)

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $434,952)	8.000%	1/31/20	2,900,100	MXN	306,837	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SENIOR LOANS - 2.3%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	2,510,000		$2,553,925	(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,585,000		2,830,575	(k)

Total Hotels, Restaurants & Leisure					5,384,500

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,220,000		1,105,930	(k)

TOTAL CONSUMER DISCRETIONARY					6,490,430

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,080,000		1,055,700	(k)

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
FTS International Inc., Term Loan B	8.500%	5/6/16	240,000		243,429	(k)

Oil, Gas & Consumable Fuels - 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	684,825		699,377	(k)

TOTAL ENERGY					942,806

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	2,280,000		2,268,600	(k)

INDUSTRIALS - 0.5%
Machinery - 0.5%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	4,200,000		4,320,750	(k)

MATERIALS - 0.5%
Chemicals - 0.5%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	1,200,000	EUR	1,695,315	(k)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,920,000		1,990,401	(k)

TOTAL MATERIALS					3,685,716

TOTAL SENIOR LOANS (Cost - $18,088,211)					18,764,002

SOVEREIGN BONDS - 2.5%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	936,000		801,548

Brazil - 0.7%
Federative Republic of Brazil, Notes	10.000%	1/1/17	14,552,000	BRL	5,631,951
Federative Republic of Brazil, Notes	10.000%	1/1/21	1,309,000	BRL	467,612

Total Brazil					6,099,563

Hungary - 0.2%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,658,000		1,643,493

Poland - 0.2%
Republic of Poland, Bonds	2.500%	7/25/18	4,430,000	PLN	1,321,129

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,055,000		1,116,981	(a)

Turkey - 0.5%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,778,363

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Turkey - 0.5% (continued)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000	$2,085,775

Total Turkey				3,864,138

Venezuela - 0.7%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	3,370,000	2,721,275	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,050,000	2,028,250
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000	739,140

Total Venezuela				5,488,665

TOTAL SOVEREIGN BONDS (Cost - $24,456,470)				20,335,517

			SHARES
COMMON STOCKS - 2.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			166,350	332,700	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			6,570	158,140	*

TOTAL CONSUMER DISCRETIONARY				490,840

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			533,873,172	3,497,403	*(c)(d)

FINANCIALS - 1.0%
Commercial Banks - 0.8%
Citigroup Inc.			143,529	6,807,581

Diversified Financial Services - 0.0%
PB Investors II LLC			60,468	0	*(c)(d)(j)

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.			34,269	1,561,638	*

TOTAL FINANCIALS				8,369,219

INDUSTRIALS - 0.9%
Building Products - 0.0%
Nortek Inc.			1,600	120,336	*

Marine - 0.9%
DeepOcean Group Holding AS			198,468	5,797,846	*(c)(d)
Horizon Lines Inc., Class A Shares			1,490,060	1,043,042	*

Total Marine				6,840,888

TOTAL INDUSTRIALS				6,961,224

MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV, Class A Shares			19	1,496

TOTAL COMMON STOCKS (Cost - $28,749,480)				19,320,182

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $517,500)	6.0%		20,700	505,701

PREFERRED STOCKS - 2.2%
FINANCIALS - 2.2%
Consumer Finance - 1.7%
GMAC Capital Trust I	8.125%		489,100	13,391,558	(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE		SHARES	VALUE
Diversified Financial Services - 0.5%
Citigroup Capital XIII	7.875%		168,125	$4,561,231	(g)

TOTAL PREFERRED STOCKS (Cost - $16,143,736)				17,952,789

SECURITY		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	18,500	455,562

TOTAL INVESTMENTS - 131.6% (Cost - $1,021,819,757#)				1,056,421,082
Liabilities in Excess of Other Assets - (31.6)%				(253,859,520)

TOTAL NET ASSETS - 100.0%				$802,561,562

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of January 31, 2014.

(f)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$969,769,606	$7,877,555		$977,647,161
Collateralized mortgage obligations	—	1,133,331	—		1,133,331
Convertible bonds & notes	—	306,837	—		306,837
Senior loans	—	18,764,002	—		18,764,002
Sovereign bonds	—	20,335,517	—		20,335,517
Common stocks:
Consumer discretionary	$158,140	—	332,700		490,840
Energy	—	—	3,497,403		3,497,403
Industrials	1,163,378	—	5,797,846		6,961,224
Other common stocks	8,370,715	—	0	*	8,370,715
Convertible preferred stocks	505,701	—	—		505,701
Preferred stocks	17,952,789	—	—		17,952,789
Warrants	—	455,562	—		455,562

Total investments	$28,150,723	$1,010,764,855	$17,505,504		$1,056,421,082

Other financial instruments:
Forward foreign currency contracts	—	$35,121	—		$35,121

Total	$28,150,723	$1,010,799,976	$17,505,504		$1,056,456,203

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$392,663	—	—		$392,663
Forward foreign currency contracts	—	$625,573	—		625,573
Centrally cleared credit default swaps on credit indices - buy protection	—	80,069	—		80,069

Total	$392,663	$705,642	$—		$1,098,305

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

		COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	CONSUMER DISCRETIONARY	ENERGY	FINANCIALS		INDUSTRIALS	TOTAL
Balance as of April 30, 2013	$8,784,248	$332,700	$5,624,354	$0	*	$4,376,517	$19,117,819
Accrued premiums/discounts	203,562	—	—	—		—	203,562
Realized gain (loss)(1)	146,032	—	—	—		—	146,032
Change in unrealized appreciation (depreciation)(2)	1,745,274	—	(2,126,951)	—		1,421,329	1,039,652
Purchases	819,531	—	—	—		—	819,531
Sales	(3,821,092)	—	—	—		—	(3,821,092)
Transfers into Level 3	—	—	—	—		—	—
Transfers out of Level 3	—	—	—	—		—	—

Balance as of January 31, 2014	$7,877,555	$332,700	$3,497,403	$0	*	$5,797,846	$17,505,504

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2014(2)	$345,564	—	$(2,126,951)	—		$1,421,329	$(360,058)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either

Notes to Schedule of Investments (unaudited) (continued)

delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended January 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have

Notes to Schedule of Investments (unaudited) (continued)

credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of January 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $625,573. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to Schedule of Investments (unaudited) (continued)

Gross unrealized appreciation	$69,085,804
Gross unrealized depreciation	(34,484,479)

Net unrealized appreciation	$34,601,325

During the period ended January 31, 2014, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2013	$51,800,000	$371,860
Options written	—	—
Options closed	—	—
Options exercised	(34,200,000)	(243,380)
Options expired	(17,600,000)	(128,480)

Written options, outstanding as of January 31, 2014	—	—

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	199	3/14	$23,823,385	$24,004,375	$(180,990)
U.S. Treasury 10-Year Notes	130	3/14	16,135,827	16,347,500	(211,673)

Net unrealized loss on open futures contracts					$(392,663)

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	UBS AG	80,000	$131,498	2/18/14	$(609)
Euro	Barclays Bank PLC	5,168,911	6,971,334	2/18/14	(11,875)
Euro	Citibank, N.A	320,000	431,585	2/18/14	(10,481)
Euro	Citibank, N.A.	950,000	1,281,269	2/18/14	6,821
Euro	Citibank, N.A.	100,000	134,870	2/18/14	482
Euro	UBS AG	1,100,000	1,483,575	2/18/14	(3,581)
Euro	UBS AG	5,168,911	6,971,334	2/18/14	5,606

					(13,637)

Contracts to Sell:
British Pound	Citibank, N.A.	1,500,000	2,465,593	2/18/14	(61,756)
British Pound	UBS AG	1,000,000	1,643,729	2/18/14	(49,360)
British Pound	UBS AG	980,000	1,610,854	2/18/14	(38,434)
British Pound	UBS AG	2,789,000	4,584,359	2/18/14	(112,477)
Euro	Barclays Bank PLC	5,168,911	6,971,334	2/18/14	(5,709)
Euro	Citibank, N.A.	25,345,375	34,183,422	2/18/14	(297,542)
Euro	Citibank, N.A.	180,000	242,767	2/18/14	1,454
Euro	Citibank, N.A.	340,000	458,560	2/18/14	3,748
Euro	UBS AG	32,622,794	43,998,510	2/18/14	(33,749)
Brazilian Real	Citibank, N.A.	9,437,110	3,839,594	4/15/14	17,010

					(576,815)

Net unrealized loss on open forward foreign currency contracts					$(590,452)

Notes to Schedule of Investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,756,912	0.833%	$9,200,271

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 1.00% during the nine months ended January 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $55,940.

At January 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.85%	6/4/12	TBD	*	$1,997,780
Credit Suisse	0.85%	1/8/13	TBD	*	592,655
JPMorgan Chase & Co.	0.75%	8/10/12	TBD	*	1,412,712
JPMorgan Chase & Co.	0.60%	4/22/13	TBD	*	445,000
JPMorgan Chase & Co.	0.75%	7/24/13	TBD	*	1,778,648
JPMorgan Chase & Co.	0.75%	8/13/13	TBD	*	948,327

					$7,175,122

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On January 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $8,414,097.

At January 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$10,550,000	12/20/18	5.000% quarterly	$(690,646)	$(667,610)	$(23,036)
BNP Paribas (Markit CDX.NA.HY.21 Index)	18,920,000	12/20/18	5.000% quarterly	(1,238,579)	(1,181,546)	(57,033)

Total	$29,470,000			$(1,929,225)	$(1,849,156)	$(80,069)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(392,663)	—	—	—	$(392,663)
Foreign Exchange Risk	—	$35,121	$(625,573)	—	(590,452)
Credit Risk	—	—	—	$(80,069)	(80,069)

Total	$(392,663)	$35,121	$(625,573)	$(80,069)	$(1,063,184)

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$11
Written options†	117,849
Futures contracts (to buy) †	2,921,297
Futures contracts (to sell)	4,035,188
Forward foreign currency contracts (to buy)	8,464,134
Forward foreign currency contracts (to sell)	91,031,756
Average Notional Balance
Credit default swap contracts (to buy protection)	$16,793,440

†	At January 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: March 25, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: March 25, 2014